UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Astrana Health, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91558-P50559 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. ASTRANA HEALTH, INC. 1668 S. GARFIELD AVENUE 2ND FLOOR ALHAMBRA, CA 91801 ASTRANA HEALTH, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET Vote in Person at the Meeting* June 10, 2026 10:00 AM PT 1668 S. Garfield Avenue 3rd Floor Conference Room Alhambra, CA 91801 You invested in ASTRANA HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91559-P50559 Voting Items Board Recommends 1. To elect nine directors to the Board of Directors, each to hold office until the 2027 annual meeting of stockholders of the Company. For Nominees: 01) Kenneth Sim, M.D. 02) Thomas S. Lam, M.D., M.P.H. 03) John Chiang 04) Weili Dai 05) Linda Dong 06) J. Lorraine Estradas, R.N., B.S.N., M.P.H. 07) Mitchell W. Kitayama 08) Matthew Mazdyasni 09) David G. Schmidt 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Company’s proxy statement. For 4. To approve the Astrana Health, Inc. Amended and Restated 2024 Equity Incentive Plan. For NOTE: In their discretion, the proxies are authorized to vote on any such other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.